Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 30, 1998 appearing on page 34 of Omnicare, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.


                                                   /s/ Price Waterhouse LLP

                                                   PRICE WATERHOUSE LLP

Cincinnati, Ohio.
June 26, 1998